UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2023

FINANCIAL STRATEGIES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41133	85-1792560
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7503 Maribeth Drive

Dallas, Texas

75252

(Address of principal executive offices)

Registrant’s telephone number, including area code: (972) 560-4815

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	FXCO	The Nasdaq Stock Market LLC
Warrants to acquire one share of Class A Common Stock	FXCOW	The Nasdaq Stock Market LLC
Rights to acquire one-tenth of one share of Class A Common Stock	FXCOR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

Independent Registered Public Accounting Firm Discontinues Engagement

On August 7, 2023, Financial Strategies Acquisition Corp. (the “Company”) received notice that MaloneBailey, LLP (“MaloneBailey”) has decided to discontinue its engagement as independent registered public accounting firm with Financial Strategies Acquisition Corp.

During the period from July 1, 2020 (inception) through December 31, 2020, the fiscal year ended December 31, 2021, the fiscal year ended December 2022 and the subsequent interim period through August 7, 2023, there were no disagreements with MaloneBailey on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MaloneBailey, would have caused MaloneBailey to make reference to the subject matter of the disagreements in connection with its reports on the Company’s financial statements for such periods. Also during this time, there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K. MaloneBailey has not issued any report for Financial Strategies Acquisition Corp. during its engagement as independent registered public accounting firm, starting December 8, 2022 through August 7, 2023.

The Company provided MaloneBailey with a copy of the above disclosures and requested that MaloneBailey furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of MaloneBailey’s letter, dated August 11, 2023, is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
16.1.	Letter from MaloneBailey LLP to the Securities and Exchange Commission, August 11, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2023

FINANCIAL STRATEGIES ACQUISITION CORP.

By:	/s/ Alexander V. Schinzing	By:	/s/ Horst Rzepka
Name:	Alexander V. Schinzing	Name:	Horst Rzepka
Title:	Chief Executive Officer	Title:	Chief Financial Officer